UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2024

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	355 110th Ave NE Bellevue, WA 98004	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 11, 2024, Puget Sound Energy, Inc. (“Puget Sound Energy”) consummated its public offering of $400,000,000 principal amount of 5.330% Senior Notes due June 15, 2034 (the “2034 Senior Notes”) and $400,000,000 principal amount of 5.685% Senior Notes due June 15, 2054 (the “2054 Senior Notes” and, together with the 2034 Senior Notes, the “Senior Notes”) pursuant to a purchase agreement dated June 4, 2024 (the “Purchase Agreement”) with BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and U.S. Bancorp Investments, Inc., and each of the other underwriters named in Schedule A thereto (collectively, the “Underwriters”). The Senior Notes were issued under an Indenture dated as of December 1, 1997, as supplemented by a Fifth Supplemental Indenture thereto, dated as of May 23, 2018, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance of the 2034 Senior Notes to pay down its outstanding commercial paper and for general corporate purposes and from the issuance of the 2054 Senior Notes to fund new or existing eligible projects under Puget Energy, Inc.’s Sustainable Financing Framework.

The Senior Notes were registered pursuant to a registration statement (Registration No. 333-266649) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on August 8, 2022 and that was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on August 23, 2022 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on June 4, 2024.

Initially, each of the 2034 Senior Notes and the 2054 Senior Notes will be secured by a respective series of Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds were issued under the Company’s First Mortgage, dated as of June 2, 1924, as supplemented by a Ninety-Second Supplemental Indenture thereto, dated as of May 1, 2013, between the Company and U.S. Bank National Association, as trustee.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Report.

Perkins Coie LLP, counsel to Puget Sound Energy, has issued an opinion, dated June 11, 2024, regarding the legality of the Senior Notes. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement dated June 4, 2024, between Puget Sound Energy, Inc. BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and U.S. Bancorp Investments, Inc., and each of the other underwriters named in Schedule A thereto.

5.1	Opinion of Perkins Coie LLP.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: June 11, 2024	By:	/s/ Jamie Martin
	Name:	Jamie Martin
	Title:	Senior Vice President and Chief Financial Officer